EXHIBIT 10.116

                   PAN-SINO PLEDGE AGREEMENT

      PLEDGE AGREEMENT, dated as of April 22, 1997, made by Pan-Sino Energy Development Company LLC, a Cayman Islands exempted company (the "Pledgor") in favor of Bankers Trust Company, as Trustee (in such capacity, the "Trustee") for the Holders of the 12-1/2% Senior Secured Notes due 2004 (the "Senior Secured Notes") of Panda Global Energy Company (the "Issuer") issued pursuant to the terms and subject to the conditions of the Trust Indenture dated as of April 22, 1997 (as amended, supplemented or otherwise modified from time to time, the "Indenture") between the Trustee and the Issuer and fully and unconditionally guaranteed by Panda Global Holdings, Inc. (the "Company").


                      W I T N E S S E T H:


      WHEREAS, pursuant to the Indenture, the Trustee has agreed to act on behalf of the Holders of the Senior Secured Notes upon the terms and subject to the conditions set forth therein; and

      WHEREAS, the Pledgor is a Subsidiary of the Issuer, and substantially all of the proceeds of the Senior Secured Notes are being loaned to Subsidiaries of the Pledgor; and

      WHEREAS, the Pledgor is the legal and beneficial owner of the shares of Pledged Stock (as hereinafter defined);

      NOW, THEREFORE, in consideration of the premises and to induce the Trustee to enter into the Indenture and to induce the Initial Purchaser to purchase the Senior Secured Notes under the Purchase Agreement dated April 11, 1997 (as it may be amended, supplemented or otherwise modified from time to time, the "Purchase Agreement") with the Issuer, the Company and Panda Energy International, Inc., the Pledgor hereby agrees with the Trustee, for the ratable benefit of the Holders of the Senior Secured Notes, as follows:

      1. Defined Terms. (a) Unless otherwise defined herein, terms defined in the Indenture and used herein shall have the meanings given to them in the Indenture.

     (b)  The following terms shall have the following meanings:

      "Agreement": this Pledge Agreement, as the same may be amended, modified or otherwise supplemented from time to time.

     "Collateral":  the Pledged Stock and all Proceeds.

     "Collateral Account": any account established to hold money Proceeds, maintained under the sole dominion and control of the Trustee, subject to withdrawal by the Trustee for the account of the Holders of the Senior Secured Notes only as provided in paragraph 9(a).

      "Guaranteed Obligations": the collective reference to the unpaid principal, interest and premium, if any on the loans made pursuant to the Issuer Loan Agreement (including, without limitation, interest accruing at the then applicable rate provided in the Issuer Loan Agreement after the maturity of the loans thereunder and interest accruing at the then applicable rate provided in the Issuer Loan Agreement after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, relating to Pan-Western whether or not a claim for post-filing or post-petition interest is allowed in such proceeding), whether direct or indirect, absolute or contingent, due or to become due, or now existing or hereafter incurred, which may arise under, out of, or in connection with, the Issuer Loan Agreement, the Issuer Note, this Agreement or any other document made, delivered or given in connection therewith whether on account of principal, interest, reimbursement obligations, fees, indemnities, costs, expenses or otherwise (including, without limitation, all fees and disbursements of counsel that are required to be paid by Pan-Western pursuant to the terms of the Issuer Loan Agreement, the Issuer Note, this Agreement or any other Transaction Document).

      "Obligations": (i) the collective reference to the unpaid principal, interest and premium, if any (including Liquidated Damages and Additional Amounts, if any), on the Senior Secured Notes and all other obligations and liabilities of the Issuer to the Trustee and the Holders of the Senior Secured Notes (including, without limitation, interest accruing after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, relating to the Issuer whether or not a claim for post-filing or post-petition interest is allowed in such proceeding), whether direct or indirect, absolute or contingent, due or to become due, or now existing or hereafter incurred, which may arise under, out of, or in connection with, the Senior Secured Notes; and

      (ii) all obligations and liabilities of the Pledgor which may arise under or in connection with this Agreement or any other
Transaction Document to which the Pledgor is a party;

in each case, whether on account of reimbursement obligations, fees, indemnities, costs, expenses or otherwise (including, without limitation, all fees and disbursements of counsel to the Trustee or counsel to the Initial Purchaser that are required to be paid by the Pledgor pursuant to the terms of this Agreement or any other Transaction Document.

      "Pledged  Stock":  the shares of capital  stock  listed  on
Schedule 1 hereto, together with all stock certificates, options or rights of any nature whatsoever that may be issued or granted by the Stock Issuer to the Pledgor in respect of the Pledged Stock while this Agreement is in effect.

      "Proceeds":   all  "proceeds" as such term  is  defined  in
Section 9-306(1) of the Uniform Commercial Code in effect in the State of New York on the date hereof and, in any event, shall include, without limitation, all dividends or other income from the Pledged Stock, collections thereon or distributions with respect thereto.

      "Stock  Issuer":  the  company  identified  on  Schedule  1 attached hereto as the issuer of the Pledged Stock.

      "UCC":   the Uniform Commercial Code from time to  time  in
effect in the State of New York.

      (c) The words "hereof," "herein" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and section and paragraph references are to this Agreement unless otherwise specified.

      (d) The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms.

     2. Guarantee. (a) Subject to the provisions of paragraphs 2(b) and 2(c) below, the Pledgor hereby unconditionally and irre-vocably guarantees to the Trustee, for the ratable benefit of the Holders of the Senior Secured Notes and their respective suc-cessors, indorsees, transferees and assigns, the prompt and complete payment and performance by Pan-Western (whether at the stated maturity, by acceleration or otherwise) of the Guaranteed Obligations.

      (b) The Pledgor shall have no personal liability for payment of the Guaranteed Obligations, and in any action or suit to collect the Guaranteed Obligations the Trustee and the Holders of the Senior Secured Notes shall not seek any in personam judgment against the Pledgor or any judgment for a deficiency but shall look solely to the security interests hereunder and under the Pan-Sino Security Agreement and the collateral described herein and therein for payment of the Guaranteed Obligations. Nothing contained in this Section shall be construed to impair the validity of the Guaranteed Obligations or the Pan-Sino Security Agreement or affect or impair in any way the right of the Trustee and the Holders of the Senior Secured Notes to exercise their rights and remedies under the Indenture, any Series Supplemental Indentures, the Senior Secured Notes and any other Transaction Document in accordance with their terms.

      (c)   The  maximum liability of the Pledgor  hereunder  and
under  the  Pan-Sino Security Agreement shall in no event  exceed
the   amount  which  can  be  guaranteed  by  the  Pledgor  under applicable laws relating to the insolvency of debtors.

      3. Pledge; Grant of Security Interest. The Pledgor hereby delivers to the Trustee, for the ratable benefit of the Holders of the Senior Secured Notes, all the Pledged Stock and hereby grants to the Trustee, for the ratable benefit of the Holders of the Senior Secured Notes, a first security interest in the Collateral, as collateral security for the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of the Obligations.

      4. Stock Powers. Concurrently with the delivery to the Trustee of each certificate representing one or more shares of Pledged Stock, the Pledgor shall deliver an undated stock power covering such certificate, duly executed in blank by the Pledgor with, if the Trustee so requests, signature guaranteed.

      5. Representations and Warranties. The Pledgor represents and warrants that:

      (a) The Pledgor has the corporate power and authority and the legal right to execute and deliver, to perform its obligations under, and to grant the security interest in the Collateral pursuant to, this Agreement and has taken all necessary corporate action to authorize its execution, delivery and performance of, and grant of the security interest in the Collateral pursuant to, this Agreement.

      (b) This Agreement constitutes a legal, valid and binding obligation of the Pledgor, enforceable in accordance with its terms, and upon delivery to the Trustee of the stock certificates evidencing the Pledged Stock, the security interest created pursuant to this Agreement will constitute a valid, perfected first priority security interest in the Collateral, enforceable in accordance with the terms hereof against all creditors of the Pledgor and any Persons purporting to purchase any Collateral from the Pledgor, except in each case as enforceability may be affected by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing.

      (c) The execution, delivery and performance of this Agreement will not violate any provision of any Requirements of Law or contractual obligation of the Pledgor and will not result in the creation or imposition of any Lien on any of the properties or revenues of the Pledgor pursuant to any
Requirements of Law or contractual obligation of the Pledgor, except the security interest created by this Agreement.

      (d) No consent or authorization of, filing with, or other act by or in respect of, any arbitrator or Governmental Authority and no consent of any other Person (including, without limitation, any stockholder or creditor of the Pledgor), is required in connection with the execution, delivery, performance, validity or enforceability of this Agreement.

     (e) No litigation, investigation or proceeding of or before any arbitrator or Governmental Authority is pending or, to the knowledge of the Pledgor, threatened by or against the Pledgor or against any of its properties or revenues with respect to this Agreement or any of the transactions contemplated hereby.

      (f) The shares of Pledged Stock constitute at least 99% of the issued and outstanding shares of all classes of the capital stock of the Stock Issuer.

      (g) All the shares of the Pledged Stock have been duly and validly issued and are fully paid and nonassessable.

      (h) The Pledgor is the record and beneficial owner of, and has good and marketable title to, the Pledged Stock, free of any and all Liens or options in favor of, or claims of, any other Person, except the security interest created by this Agreement.

      6. Covenants. The Pledgor covenants and agrees with the Trustee for the benefit of the Holders of the Senior Secured Notes that except as the Trustee may otherwise consent in accordance with the terms of the Indenture, from and after the date of this Agreement until this Agreement is terminated and the security interests created hereby are released:

      (a) If the Pledgor shall, as a result of its ownership of the Pledged Stock, become entitled to receive or shall receive any stock certificate (including, without limitation, any certificate representing a stock dividend or a distribution in connection with any reclassification, increase or reduction of capital or any certificate issued in connection with any reorganization), option or rights, whether in addition to, in substitution of, as a conversion of, or in exchange for any shares of the Pledged Stock, or otherwise in respect thereof, the Pledgor shall accept the same as the agent of the Trustee, hold the same in trust for the Trustee and deliver the same forthwith to the Trustee in the exact form received, duly indorsed by the Pledgor to the Trustee, if required, together with an undated stock power covering such certificate duly executed in blank by the Pledgor and with, if the Trustee so requests, signature guaranteed, to be held by the Trustee, subject to the terms hereof, as additional collateral security for the Obligations. Any sums paid upon or in respect of the Pledged Stock upon the liquidation or dissolution of the Stock Issuer shall be paid over to the Trustee to be held by it hereunder as additional collateral security for the Obligations, and in case any distribution of capital shall be made on or in respect of the Pledged Stock or any property shall be distributed upon or with respect to the Pledged Stock pursuant to the recapitalization or reclassification of the capital of the Stock Issuer or pursuant to the reorganization thereof, the property so distributed shall be delivered to the Trustee to be held by it hereunder as additional collateral security for the Obligations. If any sums of money or property so paid or distributed in respect of the Pledged Stock shall be received by the Pledgor, the Pledgor shall, until such money or property is paid or delivered to the Trustee, hold such money or property in trust for the Trustee, segregated from other funds of the Pledgor, as additional collateral security for the Obligations.

      (b) Without the prior written consent of the Trustee, the Pledgor will not (1) vote to enable, or take any other action to permit, the Stock Issuer to issue any stock or other equity securities of any nature or to issue any other securities convertible into or granting the right to purchase or exchange for any stock or other equity securities of any nature of the Stock Issuer, (2) sell, assign, transfer, exchange, or otherwise dispose of, or grant any option with respect to, the Collateral,
(3) create, incur or permit to exist any Lien or option in favor of, or any claim of any Person with respect to, any of the Collateral, or any interest therein, except for the security interest created by this Agreement or (4) enter into any agreement or undertaking restricting the right or ability of the Pledgor or the Trustee to sell, assign or transfer any of the Collateral, provided, however, that, with the consent of the Issuer, the Pledgor may be merged into Pan-Western or the Issuer in accordance with the terms of the Indenture.

      (c) The Pledgor shall maintain the security interest created by this Agreement as a first, perfected security interest and shall defend such security interest against claims and demands of all Persons whomsoever. At any time and from time to time, upon the written request of the Trustee, and at the sole expense of the Pledgor, the Pledgor will promptly and duly execute and deliver such further instruments and documents and take such further actions as the Trustee may reasonably request for the purposes of obtaining or preserving the full benefits of this Agreement and of the rights and powers herein granted. If any amount payable under or in connection with any of the Collateral shall be or become evidenced by any promissory note, other instrument or chattel paper, such note, instrument or chattel paper shall be immediately delivered to the Trustee, duly endorsed in a manner satisfactory to the Trustee, to be held as Collateral pursuant to this Agreement.

      (d)   The Pledgor shall pay, and save the Trustee  and  the
Holders of the Senior Secured Notes harmless from, any and all liabilities with respect to, or resulting from any delay in paying, any and all stamp, excise, sales or other taxes which may be payable or determined to be payable with respect to any of the Collateral or in connection with any of the transactions contemplated by this Agreement.

      7.   Cash  Dividends; Voting Rights.  For so  long  as  the
Senior Secured Notes are outstanding and unpaid, the Pledgor shall cause all cash dividends, distributions and other Proceeds in respect of the Pledged Stock to be deposited with the Trustee in accordance with the Indenture. Unless an Event of Default shall have occurred and be continuing, the Pledgor shall be permitted to exercise all voting and corporate rights with respect to the Pledged Stock; provided, however, that no vote shall be cast or corporate right exercised or other action taken which would impair the Collateral or which would be inconsistent with or result in any violation of any provision of the Indenture, any Series Supplemental Indentures, or any other Transaction Document.

     8. Rights of the Trustee. (a) All money Proceeds received by the Trustee hereunder shall be deposited with the Trustee under the Indenture for the benefit of the Holders of the Senior Secured Notes. All Proceeds while held by the Trustee (or by the Pledgor in trust for the Trustee) shall continue to be held as collateral security for all the Obligations and shall not constitute payment thereof until applied as provided in paragraph 9(a).

      (b) If an Event of Default shall occur and be continuing and the Trustee shall give notice of its intent to exercise such rights to the Pledgor, (1) the Trustee shall have the right to receive any and all cash dividends paid in respect of the Pledged Stock and make application thereof to the Obligations in such order as the Trustee may determine, and (2) all shares of the Pledged Stock shall be registered in the name of the Trustee or its nominee, and the Trustee or its nominee may thereafter exercise (A) all voting, corporate and other rights pertaining to such shares of the Pledged Stock at any meeting of shareholders of the Stock Issuer or otherwise and (B) any and all rights of conversion, exchange, subscription and any other rights, privileges or options pertaining to such shares of the Pledged Stock as if it were the absolute owner thereof (including, without limitation, the right to exchange at its discretion any and all of the Pledged Stock upon the merger, consolidation, reorganization, recapitalization or other fundamental change in the corporate structure of the Stock Issuer, or upon the exercise by the Pledgor or the Trustee of any right, privilege or option pertaining to such shares of the Pledged Stock, and in connection therewith, the right to deposit and deliver any and all of the Pledged Stock with any committee, depositary, transfer agent, registrar or other designated agency upon such terms and conditions as the Trustee may determine), all without liability except to account for property actually received by it, but the Trustee shall have no duty to the Pledgor to exercise any such right, privilege or option and shall not be responsible for any failure to do so or delay in so doing.

      9. Remedies. (a) If an Event of Default shall have occurred and be continuing, at any time at the Trustee's election, the Trustee may apply all or any part of Proceeds held in any Collateral Account in payment of the Obligations in such order as the Trustee may elect.

      (b) If an Event of Default shall occur and be continuing, the Trustee, on behalf of the Holders of the Senior Secured Notes, may exercise, in addition to all other rights and remedies granted in this Agreement and in any other instrument or agreement securing, evidencing or relating to the Obligations, all rights and remedies of a secured party under the UCC. Without limiting the generality of the foregoing, the Trustee, without demand of performance or other demand, presentment, protest, advertisement or notice of any kind (except any notice required by law referred to below) to or upon the Pledgor or any other Person (all and each of which demands, defenses, advertisements and notices are hereby waived), may in such circumstances forthwith collect, receive, appropriate and realize upon the Collateral, or any part thereof, and/or may forthwith sell, assign, give option or options to purchase or otherwise dispose of and deliver the Collateral or any part thereof (or contract to do any of the foregoing), in one or more parcels at public or private sale or sales, in the over-the-counter market, at any exchange, broker's board or office of the Trustee or elsewhere upon such terms and conditions as it may deem advisable and at such prices as it may deem best, for cash or on credit or for future delivery without assumption of any credit risk. The Trustee or any Holder of the Senior Secured Notes shall have the right upon any such public sale or sales, and, to the extent permitted by law, upon any such private sale or sales, to purchase the whole or any part of the Collateral so sold, free of any right or equity of redemption in the Pledgor, which right or equity is hereby waived or released. The Trustee shall apply any Proceeds from time to time held by it and the net proceeds of any such collection, recovery, receipt, appropriation, realization or sale, after deducting all reasonable costs and expenses of every kind incurred in respect thereof or incidental to the care or safekeeping of any of the Collateral or in any way relating to the Collateral or the rights of the Trustee and the Holders of the Senior Secured Notes hereunder, including, without limitation, reasonable attorneys' fees and disbursements of counsel to the Trustee and counsel to the Initial Purchaser to the payment in whole or in part of the Obligations, in such order as the Trustee may elect, and only after such application and after the payment by the Trustee of any other amount required by any provision of law, including, without limitation, Section 9-504(1)(c) of the UCC, need the Trustee account for the surplus, if any, to the Pledgor. To the extent permitted by applicable law, the Pledgor waives all claims, damages and demands it may acquire against the Trustee or any Holder of the Senior Secured Notes arising out of the exercise by them of any rights hereunder. If any notice of a proposed sale or other disposition of Collateral shall be required by law, such notice shall be deemed reasonable and proper if given at least 10 days before such sale or other disposition. The Pledgor waives and agrees not to assert any rights or privileges which it may acquire under
Section 9-112 of the UCC.

      10. Irrevocable Authorization and Instruction to Stock Issuer. The Pledgor hereby authorizes and instructs the Stock Issuer to comply with any instruction received by it from the Trustee in writing that (a) states that an Event of Default has occurred and (b) is otherwise in accordance with the terms of this Agreement, without any other or further instructions from the Pledgor, and the Pledgor agrees that the Stock Issuer shall be fully protected in so complying.

       11. No Subrogation. Notwithstanding any payment or payments made by the Pledgor hereunder, or any setoff or application of funds of the Pledgor by any Holders of the Senior Secured Notes, or the receipt of any amounts by the Trustee or any Holder of the Senior Secured Notes with respect to any of the Collateral, the Pledgor shall not be entitled to be subrogated to any of the rights of the Trustee or any Holder of the Senior Secured Notes against the Issuer or Pan-Western or against any other collateral security held by the Trustee or any Holder of the Senior Secured Notes for the payment of the Obligations, nor shall the Pledgor seek any reimbursement from the Issuer or the Company in respect of payments made by the Pledgor in connection with this Agreement, or amounts realized by the Trustee or any Holders of the Senior Secured Notes in connection with the Collateral, until all amounts owing to the Trustee and the Holders of the Senior Secured Notes on account of the Obligations are paid in full. If any amount shall be paid to the Pledgor on account of such subrogation rights at any time when all of the Obligations shall not have been paid in full, such amount shall be held by the Pledgor in trust for the Trustee, segregated from other funds of the Pledgor, and shall, forthwith upon receipt by the Pledgor, be turned over to the Trustee in the exact form received by the Pledgor (duly indorsed by the Pledgor to the Trustee, if required) to be applied against the Obligations, whether matured or unmatured, in such order as the Trustee may determine.

      12. Amendments, etc. with respect to the Obligations; Waiver of Rights. The Pledgor shall remain obligated hereunder, and the Collateral shall remain subject to the security interests granted hereby, notwithstanding that, without any reservation of rights against the Pledgor, and without notice to or further assent by the Pledgor, any demand for payment of any of the Obligations made by the Trustee or any Holders of the Senior Secured Notes may be rescinded by the Trustee or such Holders of the Senior Secured Notes and any of the Obligations may be continued, and the Obligations, or the liability of the Issuer or the Company or any other Person upon or for any part thereof, or any collateral security or guarantee therefor or right of offset with respect thereto, may, from time to time, in whole or in part, be renewed, extended, amended, modified, accelerated, compromised, waived, surrendered, or released by the Trustee or any Holder of the Senior Secured Notes, and the Indenture, any Series Supplemental Indenture, the Senior Secured Notes, the other Transaction Documents and any other documents executed and delivered in connection therewith may be amended, modified, supplemented or terminated, in whole or part, in accordance with their terms and the terms of the Indenture and, subject to the Indenture, any guarantee, right of offset or other collateral security at any time held by the Trustee or any Holder of the Senior Secured Notes for the payment of the Obligations may be sold, exchanged, waived, surrendered or released. Neither the Trustee nor any Holder of the Senior Secured Notes shall have any obligation to protect, secure, perfect or insure any other Lien at any time held by it as security for the Obligations or any property subject thereto. The Pledgor waives any and all notice of the creation, renewal, extension or accrual of any of the Obligations and notice of or proof of reliance by the Trustee or any Holder upon this Agreement; the Obligations, and any of them, shall be deemed conclusively to have been created, contracted or incurred in reliance upon this Agreement; and all dealings between the Issuer or the Company and the Pledgor, on the one hand, and the Trustee and the Holders of the Senior Secured Notes, on the other, likewise shall be conclusively presumed to have been had or consummated in reliance upon this Agreement. The Pledgor waives diligence, presentment, protest, demand for payment and notice of default or nonpayment to or upon the Issuer or the Company or the Pledgor with respect to the Obligations. When pursuing its rights and remedies hereunder against the Pledgor, the Trustee and any Holder of the Senior Secured Notes may, but shall be under no obligation to, pursue such rights and remedies as it may have against the Issuer or the Company or any other Person or against any collateral security or guarantee for the Obligations or any right of offset with respect thereto, and any failure by the Trustee or any Holder of the Senior Secured Notes to pursue such other rights or remedies or to collect any payments from the Issuer or the Company or any such other Person or to realize upon any such collateral security or guarantee or to exercise any such right of offset, or any release of the Issuer or the Company or any such other Person or of any such collateral security, guarantee or right of offset, shall not relieve the Pledgor of any liability hereunder, and shall not impair or affect the rights and remedies, whether express, implied or available as a matter of law, of the Trustee or any Holder of the Senior Secured Notes against the Pledgor or the Collateral.

      13. Trustee's Appointment as Attorney-in-Fact. (a) The Pledgor hereby irrevocably constitutes and appoints the Trustee and any officer or agent of the Trustee, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of the Pledgor and in the name of the Pledgor or in the Trustee's own name, from time to time in the Trustee's discretion, for the purpose of carrying out the terms of this Agreement, to take any and all appropriate action and to execute any and all documents and instruments which may be necessary or desirable to accomplish the purposes of this Agreement, including, without limitation, any financing statements, endorsements, assignments or other instruments of transfer.

     (b) The Pledgor hereby ratifies all that said attorneys-in-fact shall lawfully do or cause to be done pursuant to the power of attorney granted in paragraph 12(a). All powers, authoriza-tions and agencies contained in this Agreement are coupled with an interest and are irrevocable until this Agreement is terminated and the security interests created hereby are released.

      14. Duty of Trustee. The Trustee's sole duty with respect to the custody, safekeeping and physical preservation of the Collateral in its possession, under Section 9-207 of the UCC or otherwise, shall be to deal with it in the same manner as the Trustee deals with similar securities and property for its own account, except that the Trustee shall have no obligation to invest funds held in any Collateral Account and may hold the same as demand deposits. Neither the Trustee, any Holder of the Senior Secured Notes nor any of their respective directors, officers, employees or agents (a) shall be liable for failure to demand, collect or realize upon any of the Collateral or for any delay in doing so or (b) shall be under any obligation to sell or otherwise dispose of any Collateral upon the request of the Pledgor or any other Person or to take any other action whatsoever with regard to the Collateral or any part thereof.

     15. Execution of Financing Statements. Pursuant to Section 9-402 of the UCC, the Pledgor authorizes the Trustee to file financing statements with respect to the Collateral without the signature of the Pledgor in such form and in such filing offices as the Trustee reasonably determines appropriate to perfect the security interests of the Trustee under this Agreement. A carbon, photographic or other reproduction of this Agreement shall be sufficient as a financing statement for filing in any jurisdiction.

      16. Authority of Trustee. The Pledgor acknowledges that the rights and responsibilities of the Trustee under this Agreement with respect to any action taken by the Trustee or the exercise or non-exercise by the Trustee of any option, voting right, request, judgment or other right or remedy provided for herein or resulting or arising out of this Agreement shall, as between the Trustee and the Holders of the Senior Secured Notes, be governed by the Indenture and by such other agreements with respect thereto as may exist from time to time among them, but, as between the Trustee and the Pledgor, the Trustee shall be conclusively presumed to be acting as agent for the Holders of the Senior Secured Notes with full and valid authority so to act or refrain from acting, and neither the Pledgor nor the Stock Issuer shall be under any obligation, or entitlement, to make any inquiry respecting such authority.

      17. Notices. All notices, requests and demands to or upon the Trustee or the Pledgor to be effective shall be in writing (or by telex, fax or similar electronic transfer confirmed in writing) and shall be deemed to have been duly given or made
(1) when delivered by hand or (2) if given by mail, when deposited in the mails by certified mail, return receipt requested, or (3) if by telex, fax or similar electronic transfer, when sent and receipt has been confirmed, addressed as follows:

      (a) if to the Trustee, at its address or transmission number for notices provided in the Recitals to the Indenture; and

      (b) if to the Pledgor, at its address or transmission number for notices set forth under its signature below.

The Trustee and the Pledgor may change their addresses and transmission numbers for notices by notice in the manner provided in this Section.

     18. Severability. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

      19. Integration. This Agreement represents the agreement of the Pledgor with respect to the subject matter hereof and there are no promises or representations by the Trustee or any Holder of the Senior Secured Notes relative to the subject matter hereof not reflected herein.

     20.   Amendments in Writing; No Waiver; Cumulative Remedies.
(a) None of the terms or provisions of this Agreement may be waived, amended, supplemented or otherwise modified except by a written instrument executed by the Pledgor and the Trustee, provided that any provision of this Agreement may be waived by the Trustee on behalf of the Holders of the Senior Secured Notes pursuant to the Indenture, in a letter or agreement executed by the Trustee or by telex or facsimile transmission from the Trustee.

      (b) Neither the Trustee nor any Holder of the Senior Secured Notes shall by any act (except by a written instrument pur-suant to paragraph 20(a) hereof), delay, indulgence, omission or or otherwise be deemed to have waived any right or remedy hereunder or to have acquiesced in any Default or Event of Default or in any any breach of any of the terms and conditions hereof. No failure to exercise, nor any delay in exercising, on the part of the Trustee Trustee, any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power power or privilege hereunder shall preclude any other or further ex-ercise thereof or the exercise of any other right, power or privi-lege. A waiver by the Trustee of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or any right or remedy which the Trustee would otherwise have on any future occasion.

     (c) The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any other rights or remedies provided by law.

      21. Section Headings. The section headings used in this Agreement are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

      22. Successors and Assigns. This Agreement shall be binding upon the successors and assigns of the Pledgor and shall inure to the benefit of the Trustee and the Holders of the Senior
Secured Notes and their successors and assigns.

     23. GOVERNING LAW.  THIS AGREEMENT SHALL BE GOVERNED BY, AND
CONSTRUED  AND  INTERPRETED IN ACCORDANCE WITH, THE  LAW  OF  THE
STATE OF NEW YORK.

     24. Submission To Jurisdiction; Waivers. The Pledgor hereby irrevocably and unconditionally:

           (a) submits for itself and its property in any legal action or proceeding relating to this Agreement, or for recognition and enforcement of any judgment in respect thereof, to the non-exclusive general jurisdiction of the Courts of the State of New York sitting in the Borough of Manhattan, the courts of the United States of America for the Southern District of New York, and appellate courts from any thereof;

          (b) consents that any such action or proceeding may be brought in such courts and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same;

           (c) designates, appoints and empowers CT Corporation Systems, at 1633 Broadway, New York, N.Y. 10019 as its authorized agent to receive for and on its behalf service of any summons, complaint or other legal process in any such action, suit or proceeding in the State of New York;

           (d) agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law or shall limit the right to sue in any other jurisdiction; and

           (e) waives, to the maximum extent not prohibited by law, any right it may have to claim or recover in any legal action or proceeding referred to in this paragraph any special, exemplary, punitive or consequential damages.

           25. WAIVERS OF JURY TRIAL. THE PLEDGOR AND, BY ITS ACCEPTANCE HEREOF, THE TRUSTEE HEREBY IRREVOCABLY AND
UNCONDITIONALLY WAIVE TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT AND FOR ANY COUNTERCLAIM THEREIN.

           26.  Return of Pledged Stock.  When this Agreement  is
terminated   and  the  security  interests  created  hereby   are
released, the Trustee shall return the certificate representing the Pledged Stock to the Pledgor.


       IN WITNESS WHEREOF, the undersigned has caused this Agreement to be duly executed and delivered as of the date first above written.

                              PAN-SINO ENERGY DEVELOPMENT COMPANY
                              LLC



                              By
                              Title
                              Address:  Pan-Sino Energy
                                        Development Company LLC
                                        c/o Maples and Calder
                                        P.O. Box 309
                                        Ugland House
                                        South Church Street
                                        George Town, Grand Cayman
                                        Cayman Islands, British
                                        West Indies

          with a copy to:               Panda Energy
                                        International Inc.
                                        4100 Spring Valley Road
                                        Suite 1001
                                        Dallas, Texas 75244
                                        Fax: (972) 980-6815
                                        Attn:  General Counsel

                                                        Exhibit A
                  ACKNOWLEDGEMENT AND CONSENT


     The undersigned hereby acknowledges receipt of a copy of the Pledge Agreement dated as of April 22, 1997, made by Pan-Sino Energy Development Company for the benefit of Bankers Trust Company as Trustee (the "Pledge Agreement"). The undersigned agrees for the benefit of the Trustee as follows:

     1.  The undersigned will be bound by the terms of the Pledge
Agreement and will comply with such terms insofar as such terms are applicable to the undersigned.

      2. The undersigned will notify the Trustee promptly in writing of the occurrence of any of the events described in paragraph 6(a) of the Pledge Agreement.


                              PAN-WESTERN ENERGY CORPORATION LLC



                              By

                              Title
                              Address for Notices:
                                   Pan-Western Energy
                                   Corporation, LLC
                                   c/o Maples and Calder
                                   P.O. Box 309
                                   Ugland House
                                   South Church Street
                                   George Town, Grand Cayman
                                   Cayman Islands, British West Indies

           with a copy to:         Panda Energy International Inc.
                                   4100 Spring Valley Road
                                   Suite 1001
                                   Dallas, Texas 75244
                                   Fax: (972) 980-6815
                                   Attn:  General Counsel


                                                       SCHEDULE 1
                                              TO PLEDGE AGREEMENT

                  DESCRIPTION OF PLEDGED STOCK


Issuer
Class of Stock*     Stock Certificate No.
No. of Shares

Pan-Western Energy Corporation LLC Class B   002  9,900,000